EXHIBIT 23.3

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

      We consent to the incorporation by refernce in this Registration Statement on Form S-8 of our report dated July 31, 2000 on the financial statements of PremierCare, LLC, included in Form 8-K/A filed with the Securities and Exchange Commission on September 25, 2000.

                                      /s/ BAIRD, KURTZ & DOBSON
                                      -------------------------
                                          Baird, Kurtz & Dobson


Baird, Kurtz, & Dobson
Bowling Green, Kentucky
September 27, 2000